Item 1: Report to Shareholders

Florida Intermediate Tax-Free Fund	February 28, 2006

The views and opinions in this report were current as of February 28, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bonds in general produced modest returns over the last year, although tax-free bonds surpassed their taxable counterparts in both the 6- and 12-month periods ended February 28, 2006. In the last six months, bond yields rose across all maturities as the Federal Reserve raised short-term interest rates to a level not seen in more than four years. The central bank has now lifted the federal funds target rate 14 times in the last 20 months. Long-term and lower-quality municipal securities turned in the best performance during the fund’s fiscal year. Your fund posted modest gains but outperformed its average peer fund for the fiscal year.

MARKET ENVIRONMENT

Despite some weakness in the fourth quarter of 2005, the U.S. economy was generally healthy over the last 12 months. Job growth was steady, unemployment slipped below 5%, and the red-hot housing market began to cool. Inflation increased partially because of rising energy costs, though recent declines in oil, natural gas, and gasoline prices from their post-Hurricane Katrina peaks helped ease fears that inflation might accelerate and ripple throughout the economy.

Nevertheless, central bank officials acknowledged that rising employment and capacity utilization trends and a renewed increase in energy costs have the potential to push inflation higher. In response, the Federal Reserve—now led by Ben Bernanke following Alan Greenspan’s retirement at the end of January—raised the federal funds target rate to 4.50% in four quarter-point increments during the second half of our fiscal year.

The Fed's Role and What It Means to You

At the end of January, Federal Reserve Board Chairman Alan Greenspan retired. His successor is Ben S. Bernanke, former chairman of President Bush's Council of Economic Advisers, Fed governor, and Princeton professor. Mary Miller, director of T. Rowe Price's Fixed Income Division, says, "For 18 years Alan Greenspan has been a steady hand at the Fed's helm, guiding us through volatile financial markets and geopolitical events with sound reasoning and long-term perspective. His inflation-fighting resolve has structurally lowered inflation expectations, leading to milder business cycles and greater prosperity."

Why should you care about the Fed's moves or Greenspan's successor? The short answer is the central bank's actions—including setting monetary policy and overseeing the integrity of the banking system—impact mortgage rates, credit card costs, and fixed-income yields. At the most visible level, the Fed raises short-term interest rates to curb inflation when the economy is growing quickly and lowers them when it wants to stimulate economic growth. The chart below shows the central bank systematically lowering rates in 2001 as the economy slipped into recession following the implosion of the dot-com bubble. Once the economy gained traction, the Fed started raising the fed funds rate. The stairstep increases from mid-2004 to date are intended to slow GDP growth while keeping inflation from accelerating.

Miller thinks that Bernanke's monetary policy should dovetail seamlessly with Greenspan's. In a statement to the Senate Banking Committee, Bernanke affirmed, "Under Greenspan, monetary policy has become increasingly transparent to the public and financial markets, a trend I strongly support." This focus, in Miller's view, is a positive for credit-market stability. She adds, "The new chairman's inclination to target the inflation level he considers consistent with long-term price stability is not a departure from Greenspan's practices and should continue to benefit fixed-income investors."

Fed Funds Rate History

7%
6
5
4
3
2
1
0
1/1/00
1/01
1/02
1/03
1/04
1/05
1/1/06

Source: Federal Reserve Board.

As shown in the graph on page 1, municipal money market yields rose in tandem with the fed funds rate over the last six months. Intermediate- and long-term rates rose to a lesser extent, resulting in a flatter municipal yield curve and causing longer-term municipal securities to outperform other maturities. The taxable bond market experienced similar trends, but municipal bonds outperformed their taxable counterparts. In the 6- and 12-month periods ended February 28, 2006, the Lehman Brothers Municipal Bond Index returned 0.99% and 3.87%, respectively, versus -0.11% and 2.74% for the Lehman Brothers U.S. Aggregate Index.

In recent months, there have been growing signs that the end of the Fed’s tightening program may be in sight. According to the minutes and the post-meeting statement for the Fed’s mid-December monetary policy meeting, central bank officials no longer consider monetary policy to be “accommodative,” and they believe that the number of additional interest rate increases “probably would not be large.” In addition, the Treasury yield curve was inverted for most of the last two months, as 10-year yields slipped below two-year yields. Such inversions—which are rare because long-term rates are usually higher than short-term rates to compensate investors for lending money for longer periods—sometimes precede a period of slower economic growth. The municipal yield curve maintained a positive slope but continued to flatten, with only a one-percentage-point difference between municipal money market yields and 30-year municipal bond yields at the end of our reporting period.

MUNICIPAL MARKET NEWS

New municipal borrowing in 2005 totaled a record of more than $400 billion. Nearly half of new issuance was refunding debt, as issuers refinanced older, high-coupon debt to lower their overall interest costs. Despite heavy issuance, demand for tax-free securities remained strong, thanks greatly to institutional investors, hedge funds, and various nontraditional buyers of municipals. Credit quality in the municipal market remains good, as state governments are flush with cash due to better-than-expected tax collections stemming from a strong economy. Given higher interest rates, reduced refunding activity, and stronger state tax revenues, municipal issuance in 2006 seems likely to be less robust.

Lower-quality municipal securities outperformed investment-grade issues in the last six months, as yield-hungry investors sought more speculative investments. Airline bonds did well as major carriers have been taking steps to stabilize their cost structures, though the sector is susceptible to higher fuel costs. Tobacco bonds—which are backed by payments from tobacco companies to the states through the Master Settlement Agreement (MSA)—also performed well, helped by the federal government’s failed bid to reinstate a $280 billion penalty against the tobacco industry and the Illinois Supreme Court’s overturning of an unfavorable ruling against cigarette maker Philip Morris. In the investment-grade sector, BBB and A rated hospital bonds performed extremely well as investors sought their yield advantage. Housing-related bonds also did well as prepayment activity diminished amid rising interest rates.

FLORIDA MARKET NEWS

Florida’s economy and employment picture have continued to improve at faster rates than most of the country. The state’s unemployment rate of 3.8% is lower than the national average of 4.7%. The services sector, which constitutes 39% of the state’s nonfarm jobs, continues to bolster Florida’s employment base. Tourism remains the economic mainstay. With more than four tourists for every resident, visitors are responsible for generating much of the state’s sales tax revenue.

Florida closed out fiscal year 2005, which ended June 30, 2005, with a general fund surplus of $1.8 billion. Stronger-than-expected sales and use taxes and documentary and stamp taxes drove the surplus and enabled the state to increase its already strong unreserved general fund balance to $5.3 billion, or 21% of annual operating expenditures. As a result of Florida’s improved revenue picture, Moody’s Investors Service rated the state’s general obligation credit Aa1, Standard & Poor’s AAA, and Fitch Ratings AA+.

PORTFOLIO STRATEGY

Your fund returned 0.52% for the last six months and 2.21% for the one-year period ended February 28, 2006. Your fund’s performance was in line with its Lipper benchmark for the six-month period, but it outperformed for the year, as shown in the Performance Comparison table.

The fund’s long-term record relative to its competitors continues to be solid. Based on total return, Lipper ranked the Florida Intermediate Tax-Free Fund 7 out of 18, 7 out of 15, 5 out of 15, and 2 out of 11 Florida intermediate municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2005, respectively. For the period that runs from the fund’s inception on March 31, 1993, through December 31, 2005, Lipper ranks the fund 1 out of 6 Florida intermediate municipal debt funds. Results will vary for other time periods. Past performance cannot guarantee future results, and there is no assurance that the fund will retain its number one ranking.

Over the past six months, yields moved higher across the municipal curve. Short-term rates moved up roughly 50 basis points (one-half of a percentage point), while longer-term yields rose less than 10 basis points—resulting in a flatter yield curve. As a result, returns were less favorable in the middle part of the yield curve; one-year and 30-year bonds generated higher returns than seven-year bonds. After underperforming the past six months, intermediate-term bonds have become more attractive and are well positioned for improved performance.

As interest rates moved higher during this period, our strategy was to extend the fund’s duration closer to the benchmark. We felt positive about the market for a number of reasons. First, by the end of February 2006, another 50 basis points of Fed tightening had been built into the municipal yield curve, resulting in higher absolute rates and reduced future interest rate risk. Second, since the beginning of 2006, there has been a steep decline in new issuance, creating tight supply. Although it is not necessarily a good idea to extrapolate two months of experience into a year, it appears that if present trends were to continue, new issuance in 2006 might be about two-thirds of what it was in 2005. Third, although the Treasury yield curve inverted (short-term yields were higher than long term), the municipal curve maintained a positive slope with about a one-percentage-point spread between the short- and long-term issues. As a result of these conditions, intermediate issues represent much greater value relative to the longer yields than they did six months ago. At the end of February, seven-year bonds, for instance, yielded about 84% of the yield of the 30-year bonds compared with yielding 78% at the end of August. These factors, along with the generally higher interest rates, gave us confidence to be a bit more aggressive.

We sold our one- and two-year issues and bought bonds with maturities of 10 years or more, increasing longer-term holdings by about 11%. With these purchases, we extended our duration about a half year to 4.6 years and moved from a defensive position to a neutral position relative to our benchmark.

The fund’s credit quality remains high—96% of the holdings have credit ratings of AA or better. The prospectus limits our holdings of A rated bonds to a maximum of 5%, and this limitation has hurt our returns relative to national portfolios that can invest in credits rated BBB and lower. During the past six months, we added some yield by making new investments in a hospital, an airport, and a solid waste facility. Two of the bonds were insured but still offered a little extra yield when compared with other insured bonds.

Since our last report, the sector allocations have changed slightly. Allocations among higher-quality sectors, such as dedicated tax revenue and prerefunded bonds, remained virtually the same. We slightly reduced our holdings of local general obligation bonds and increased our state general obligation bonds. Other major changes included increasing the allocations to electric revenue and air and sea transportation revenue bonds.

OUTLOOK

Despite the approaching end of the Federal Reserve’s tightening cycle and a year of moderate returns in 2005, the taxable and municipal bond markets do not appear poised to rally. In fact, given the strong U.S. economy and the current level of interest rates, bond yields may climb modestly. In general, we believe 2006 will be a transition year as interest rates settle into some higher ranges and as yield spreads widen for those taking more risk. Inflation will be a key driver of interest rates as we wait to see whether the rise in energy prices feeds through into core inflation, which, to date, has remained notably constrained.

We believe that there is considerably more value in the intermediate portion of the municipal yield curve thanks to higher short-term interest rates, the Fed approaching the end of a tightening cycle, a flat Treasury yield curve, and a flattened municipal yield curve. Once the taxable and municipal yield curves regain their normal shapes—with long-term yields greater than short-term yields—intermediate bonds will become considerably more attractive than they have been in the last year.

We see good value in municipal bonds, which offer yields only slightly below taxable Treasury bond yields even after providing good relative returns this past year. This attractive after-tax return makes them an especially appealing option for those in higher tax brackets. We will continue to use our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing investments that we believe will perform well, even if credit spreads should widen from current levels.

Respectfully submitted,

Charles B. Hill
Chairman of the fund’s Investment Advisory Committee

March 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation, lose their advantage as a source of tax-free income.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities selected from issues larger than $50 million.

Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index: This index is a subindex of the Lehman Brothers Municipal Bond Index. It is a market value-weighted index of bonds with maturities of one to 16 years and 11 months engineered for the tax-exempt bond market.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $100 million.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

MUNICIPAL SECURITIES 99.0%

FLORIDA 90.4%

	$ Par	Value
Broward County, 5.00%, 12/1/06	1,800	1,820
Broward County Airport, 5.25%, 10/1/10 (2)(3)	2,000	2,085
Broward County, GO, 5.25%, 1/1/15	2,000	2,161
Broward County, GO, 5.25%, 1/1/18	2,000	2,144
Broward County, Parks & Land Preservation, GO, 5.00%, 1/1/25	1,000	1,061
Broward County, Water & Sewer Utility, 5.00%, 10/1/15 (1)	1,425	1,538
Collier County, Gas Tax, 5.25%, 6/1/14 (1)	500	545
Coral Gables HFA, Baptist Health, 5.00%, 8/15/06	400	403
Delray Beach, Decade of Excellence, GO, 5.00%, 2/1/13 (4)	1,000	1,078
Duval County School Dist., GO, COP, 5.75%, 7/1/16 (4)	2,000	2,134
Florida Board of Ed., Capital Outlay, 5.25%, 1/1/14 (Prerefunded 1/1/08) (5)	1,170	1,219
Florida Board of Ed., Capital Outlay, GO, 5.00%, 6/1/12 (6)	1,250	1,340
Florida Board of Ed., Capital Outlay, GO, 5.00%, 6/1/14	2,000	2,143
Florida Board of Ed., Capital Outlay, GO, 5.125%, 6/1/13	2,500	2,644
Florida Board of Ed., Capital Outlay, GO, 5.25%, 1/1/13 (Prerefunded 1/1/08) (5)	2,360	2,460
Florida Board of Ed., Lottery, 5.375%, 7/1/14 (6)	2,000	2,161
Florida Board of Ed., Lottery, 5.50%, 7/1/12 (Prerefunded 7/1/10) (5)(6)	2,500	2,718
Florida Board of Ed., Lottery, 5.50%, 7/1/13 (6)	1,000	1,083
Florida Board of Ed., Lottery, 5.50%, 7/1/16 (6)	1,000	1,084
Florida Dept. of Environmental Protection, 5.00%, 7/1/12 (2)	2,500	2,689
Florida Dept. of Environmental Protection, 5.25%, 7/1/14 (6)	2,000	2,189
Florida Dept. of Natural Resources, Documentary Stamp Tax 5.50%, 7/1/09 (4)	3,000	3,187
Florida Dept. of Natural Resources, Documentary Stamp Tax 6.00%, 7/1/08 (1)	2,645	2,792
Florida DOT, GO, 5.00%, 7/1/21	1,000	1,062
Florida DOT, Turnpike Auth., 5.25%, 7/1/11 (2)	1,950	2,042
Florida HFC, Multi-Family, 5.80%, 2/1/08 (Prerefunded 8/1/06) (5)	1,000	1,030

Greater Orlando Aviation Auth., 5.00%, 10/1/15 (4)	2,250	2,404
Highlands County HFA, Adventist Health System / Sunbelt 5.00%, 11/15/21	1,100	1,151
Highlands County HFA, Adventist Health System / Sunbelt 5.00%, 11/15/29 (Tender 11/16/09)	1,000	1,034
Hillsborough County School Dist., 5.375%, 10/1/14 (Prerefunded 10/1/11) (1)(5)	1,500	1,634
Hillsborough County School Dist., Sales Tax, 5.00%, 10/1/20 (1)	1,975	2,131
Jacksonville, 5.375%, 10/1/17 (6)	1,000	1,088
Jacksonville, Excise Tax, 5.00%, 10/1/23 (1)	1,875	2,008
Jacksonville, Excise Tax, 5.25%, 10/1/19 (2)(3)	1,500	1,601
Jacksonville Electric Auth., 5.25%, 10/1/12 (Prerefunded 10/1/07) (5)	1,930	2,003
Jacksonville HFA, Baptist Health, 5.00%, 8/15/11 (2)	750	769
Kissimmee Utility Auth., 5.00%, 10/1/16 (1)	2,260	2,459
Kissimmee Water & Sewer, 5.50%, 10/1/11 (6)(7)	1,500	1,613
Lakeland Electric & Water, 6.55%, 10/1/07 (4)	1,095	1,146
Lee County, Solid Waste, 5.25%, 10/1/08 (2)(3)	1,650	1,712
Lee County IDA, Bonita Springs, 5.80%, 11/1/11 (2)(3)	1,325	1,354
Martin County, Utility, 5.50%, 10/1/16 (6)	1,260	1,386
Miami-Dade County, Parks, GO, 5.25%, 11/1/16 (2)	660	713
Miami-Dade County, Public Service Tax, 5.00%, 4/1/20 (2)	1,135	1,228
Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/18 (1)	1,750	1,876
Orange County, Sales Tax, 5.125%, 1/1/16 (6)	2,580	2,773
Orange County HFA, Nemours Foundation 5.00%, 1/1/20	1,245	1,335
Orlando-Orange County Expressway Auth., 6.50%, 7/1/10 (6)	1,000	1,116
Osceola County, Tourist Dev., GO, 5.50%, 10/1/16 (6)	1,000	1,100
Palm Beach County, Criminal Justice Fac., 5.75%, 6/1/13 (6)	3,700	4,170
Pinellas County, 5.00%, 10/1/10 (4)	1,910	2,028
Polk County, Transportation, 5.625%, 12/1/15 (Prerefunded 12/1/10) (4)(5)	500	549
Reedy Creek Improvement Dist., 5.00%, 10/1/15 (1)	1,230	1,340
Reedy Creek Improvement Dist., 5.00%, 10/1/20 (1)	1,025	1,104

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust, Inc. (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 31, 1993. The fund seeks to provide a high level of income exempt from federal income taxes, consistent with moderate price fluctuation, by investing primarily in Florida municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $26,018,000 and $22,302,000, respectively, for the year ended February 28, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 28, 2006, totaled $4,173,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2006, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain futures transactions; accordingly, $245,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of February 28, 2006. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of February 28, 2006, the fund had $17,000 of capital loss carryforwards that expire in fiscal 2009, $34,000 that expire in fiscal 2013, and $129,000 that expire in fiscal 2014.

At February 28, 2006, the cost of investments for federal income tax purposes was $108,872,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2006, expenses incurred pursuant to these service agreements were $67,000 for Price Associates and $37,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of T. Rowe Price Florida Intermediate Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Florida Intermediate Tax-Free Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 10, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $4,158,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business matters, and is responsible for protecting the interests of shareholders. At least 75% of the fund’s trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” trustees are officers of T. Rowe Price. The Board of Trustees elects the fund’s officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
1986	Director, Mercantile Bankshares (4/03 to present); Member, Advisory
[113]	Board, Deutsche Bank North America (2004 to present); Director,
Chairman of the Board, and Chief Executive Officer, The Rouse
Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001	The Haven Group, a custom manufacturer of modular homes
[113]	(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Director, Canyon Resources Corp. and Golden Star Resources Ltd.
2001	(5/92 to present), and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
[113]	Georgia Pacific, Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company; Partner, Blackstone Real Estate Advisors, L.P.;
1992	Director, AMLI Residential Properties Trust
[113]

* Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, State Tax-Free Income Trust
2004
[37]

James S. Riepe	Chairman of the Board and Director, T. Rowe Price Investment
(1943)	Services, Inc.; Director, T. Rowe Price Group, Inc.; Chairman of the
1986	Board, all funds
[113]

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, State Tax-Free Income Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, State Tax-Free	T. Rowe Price; Vice President, T. Rowe Price Group,
Income Trust	Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

Philip J. Kligman, CFA (1974)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, State Tax-Free Income Trust	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Timothy G. Taylor, CFA (1975)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$7,643	$6,882
Audit-Related Fees	622	785
Tax Fees	2,175	2,004
All Other Fees	418	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	April 13, 2006